EXHIBIT 10.24

AMENDMENT AGREEMENT

THIS AGREEMENT is made on 1st January 2006

BETWEEN:

(1)	Mega Century Limited, a company incorporated in Hong Kong whose registered office is at 3rd Floor, Block A, A3 Fortune Factory Building, 40 Lee Chung Street, Chai Wan, Hong Kong (the "Party A");

(2)
Infosmart Technology Limited, a company incorporated in Hong Kong whose registered address is at Unit A2, 18th Floor, Fortune Factory Building, 40 Lee Chung Street, Chai Wan, Hong Kong (the " Party B"); and

(3)
Infosmart International Enterprises Limited, a company incorporated in Hong Kong whose registered office is at 3rd Floor, Block A, A3 Fortune Factory Building, 40 Lee Chung Street, Chai Wan, Hong Kong (the "New Party").

WHEREAS:

(A)
Party A and Party B had signed a cooperation agreement dated 1st December, 2002 (the "Cooperation Agreement") pursuant to which Party A and Party B agreed to combine their respective resources for manufacturing the Products subject to the terms and conditions contained therein. The said Co-Operation Agreement has been renewed in writing as a separate agreement dated 1st January, 2006.

(B)	Pursuant to Clause 3.5 of the said Cooperation Agreement for the purpose stated herein, Parties now agree to sign this Agreement as a part of the Said Co-Operation Agreement.

IT IS HEREBY AGREED as follows:

1.	Words and expressions defined in the Cooperation Agreement shall have the same meaning when used herein.

2.	Party A, Party B and the New Party hereby agree and confirm that with effect from the date hereof:

(a)	the New Party shall join in as an additional contracting party to the Cooperation Agreement; and

(b)
the New Party hereby agrees and undertakes with Party A that it agrees to undertake all of Party B's rights and obligations under the Cooperation Agreement, and that both Party B and the New Party hereby agree and undertake with Party A that all such obligations shall be undertaken by them jointly and severally.

3.	Save as aforesaid, the other provisions of the Cooperation Agreement not otherwise amended under this Agreement shall continue in full force and effect in accordance with its terms.

This Agreement has been entered into the day and year first before written.

For and on behalf of Mega Century Limited /s/ Cheung Suen Kuen Name:	For and on behalf of Infosmart Technology Limited /s/ Kwok Chung Name:

For and on behalf of
Infosmart International Enterprises Limited

/s/ Kwok Chung

Name: